Exhibit 10.6

NEWEGG INC.

AMENDED AND RESTATED 2005 INCENTIVE AWARD PLAN

STOCK OPTION AGREEMENT

FORM 3: TAIWAN NATIONAL EMPLOYEES BASED IN TAIWAN

I. NOTICE OF STOCK OPTION GRANT

Pursuant to the Newegg Inc. Amended and Restated 2005 Incentive Award Plan (the “Plan”), Newegg Inc. (the “Company”) hereby grants to the Optionee listed below (“Optionee”), an option (the “Option”) to purchase the number of shares of the Company’s Class A Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. All capitalized terms used in this Stock Option Agreement without definition shall have the meanings ascribed to such terms in the Plan.

Optionee:	[ ]

Date of Grant:	[ ]

Vesting Commencement Date:	[ ]

Exercise Price per Share:	$[ ]

Total Number of Shares Granted:	[ ]

Total Exercise Price:	$[ ]

Term/Expiration Date:	[ ]

Vesting Schedule:	The Option shall vest according to the following schedule:

The Option shall vest and become exercisable with respect to 12.5% of the Shares subject thereto on the first anniversary of the Vesting Commencement Date and with respect to an additional 12.5% of the Shares subject thereto on each annual anniversary of the Vesting Commencement Date thereafter; provided, however, that in the event that an Acquisition occurs and the Participant ceases to be a Service Provider by reason of a termination by the Company without Cause (excluding a termination due to the Participant’s Disability) during the twelve-month period immediately following the Acquisition, the Option shall, to the extent not then vested, immediately become fully vested and exercisable.

Termination Period:	Except in the event of a termination of Optionee’s service by the Company for Cause, the Option may be exercised, to the extent vested, for ninety (90) days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of

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Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above. In the event that Optionee’s service with the Company is terminated by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) upon the date of Optionee’s termination.

II. AGREEMENT

1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

2. Exercise of Option. The Option is exercisable as follows:

(a) Right to Exercise.

(i) The Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to the Option shall vest based on Optionee’s continued status as a Service Provider.

(ii) The Option may not be exercised for a fraction of a Share.

(iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9 and 10 below.

(iv) In no event may the Option be exercised after the date of expiration of the term of the Option as set forth in the Notice of Grant.

(b) Method of Exercise. The Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A). The notice must state the number of Shares for which the Option is being exercised, and contain such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price, plus payment of any applicable withholding tax. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

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No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act or any applicable state laws at the time the Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement (in the form attached hereto as Exhibit B) and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of a lead underwriter of the Company’s securities (the “Managing Underwriter”) in connection with (a) any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, and/or (b) any offering of securities exempt from registration under Rule 144A of the Securities Act by the Company, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested by the Managing Underwriter or the Company) following (i) the effective date of a registration statement filed by the Company under the Securities Act, or (ii) the date of consummation of such offering pursuant to Rule 144A. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

5. Method of Payment. Payment of the Exercise Price shall be by (a) cash, (b) check, or (c) with the consent of the Administrator, (i) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with applicable law, (ii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which the Option is exercised and which have been owned by the Optionee for such period of times as is required to avoid adverse accounting consequences to the Company, (iii) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof, (iv) property of any kind which constitutes good and valuable consideration, (v) delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option Exercise Price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) any combination of the foregoing methods of payment.

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6. Restrictions on Exercise. The Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable U.S. federal or state securities or other foreign or domestic law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into account any vesting that may occur in connection with such termination), shall remain exercisable during the Termination Period set forth in the Notice of Grant. To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8. Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate upon the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10. Death of Optionee. If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

11. Non-Transferability of Option. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

12. Term of Option. The Option may be exercised only within the term set forth in the Notice of Grant.

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13. Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14. No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

15. Employment Conditions. In accepting the Option, the Optionee acknowledges that:

(a) Termination of Service Notice Period. Any notice period mandated under the Applicable Laws shall not be treated as service for the purpose of determining the vesting of the Option; and the Optionee’s right to receive Shares in settlement of the Option after termination as a Service Provider, if any, will be measured by the date of termination of Optionee as a Service Provider and will not be extended by any notice period mandated under the Applicable Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Optionee’s status as a Service Provider has terminated and the effective date of such termination.

(b) Termination of Vesting. The vesting of the Option shall cease upon, and no portion of the Option shall become vested following, the Optionee’s termination as a Service Provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement. Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the Option at the time of Optionee’s termination as a Service Provider will be forfeited.

(c) Voluntarily Nature of Plan. The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Agreement.

(d) No Rights to Future Stock Awards. The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options or other stock awards, or benefits in lieu of Options or other stock awards, even if Options or other stock awards have been granted repeatedly in the past.

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(e) Company Discretion. All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(f) Voluntary Participation. The Optionee is voluntarily participating in the Plan.

(g) Option is not Compensation. The Option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Parent or Subsidiary), and which is outside the scope of the Optionee’s employment contract, if any. In addition, the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Unknown Value of Underlying Security. The future value of the underlying Security is unknown and cannot be predicted with certainty. If the Optionee obtains shares upon settlement of the Option, the value of those Shares may increase or decrease.

(i) Claims Against the Company. No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or Shares acquired upon settlement of the Option resulting from termination of the Optionee as a Service Provider (for any reason whether or not in breach of the local law) and the Optionee irrevocably releases the Company and each Parent and Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, the Optionee shall be deemed irrevocably to have waived the Optionee’s entitlement to pursue such a claim.

16. Data Privacy Consent.

(a) Scope of Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Stock Option Agreement by and among the Company and each Parent and Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

(b) Authorization. The Optionee understands that the Company (or any Parent or Subsidiary) holds certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting

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the Optionee’s Chief Human Resources Officer. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares acquired upon settlement of the Award. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s Chief Human Resources Officer. The Optionee understands, however, that refusing or withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Optionee’s Chief Human Resources Officer.

17. Successors and Assigns. The Company may assign any of its rights under this Stock Option Agreement to single or multiple assignees, and this Stock Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Stock Option Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

18. Interpretation. Any dispute regarding the interpretation of this Stock Option Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee. Any Chinese translation of this Stock Option Agreement is provided merely as a convenience to Optionee and such translation shall have no legal effect. The parties expressly agree that this Stock Option Agreement shall be interpreted using the English language only.

19. Governing Law; Severability. This Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Stock Option Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

20. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (1) upon personal delivery or (2) upon deposit in the Taiwanese mail by certified mail or upon deposit with an international courier service, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

21. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Stock Option Agreement.

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22. Entire Agreement. The Plan and the Exercise Notice attached hereto as Exhibit A are incorporated herein by reference. The Plan, the Stock Option Agreement and the Exercise Notice attached as Exhibit A constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

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This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

NEWEGG INC.

By:
Name:	Joel A. Miller
Title:	Chief Human Resources Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S AMENDED AND RESTATED 2005 INCENTIVE AWARD PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts the Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and the Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
[Optionee]

Residence Address:

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EXHIBIT A

NEWEGG INC.

2005 INCENTIVE AWARD PLAN

EXERCISE NOTICE

TAIWAN NATIONAL EMPLOYEES BASED IN TAIWAN

Newegg Inc.

[Address]

Attention: [Title]

1. Exercise of Option. Effective as of today,             ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase          shares of the Class A Common Stock (the “Shares”) of Newegg Inc. (the “Company”) under and pursuant to the Newegg Inc. Amended and Restated 2005 Incentive Award Plan (the “Plan”) and the Stock Option Agreement dated             ,          (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$	[	]

Total Exercise Price:	$	[	]

Certificate to be issued in name of:

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by the terms and conditions of the Plan and the Option Agreement.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 13 of the Plan.

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Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or Call Right hereunder. Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Optionee’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board or the Administrator in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance

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with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s Immediate Family (as defined below) or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Class A Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

5. Company Call Right.

(a) If Optionee ceases to be a Service Provider for any reason, the Company shall have the right to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by Optionee (and any or all Shares acquired upon exercise of the Option after the date on which Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which Optionee ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

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(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

6. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of a lead underwriter of the Company’s securities (the “Managing Underwriter”) in connection with (a) any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, and/or (b) any offering of securities exempt from registration under Rule 144A of the Securities Act by the Company, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested by the Managing Underwriter or the Company) following (i) the effective date of a registration statement filed by the Company under the Securities Act, or (ii) the date of consummation of such offering pursuant to Rule 144A. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE

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ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions set forth herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or the Plan or Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

11. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (1) upon personal delivery or (2) upon deposit in the Taiwanese mail by certified mail or upon deposit with an international courier service, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

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14. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

15. Incorporation by Reference. The Plan and the Option Agreement are incorporated herein by reference.

Submitted by:	Accepted by:

OPTIONEE:	NEWEGG INC.

By:
Name:
Title:

Address:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	NEWEGG INC.

SECURITY	:	CLASS A COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Class A Common Stock of Newegg Inc. (the “Company”), the undersigned (“Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701

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may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: ,

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